                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report
(Date of earliest event reported):            November 20, 2008
                                              -----------------

                        Omagine, Inc.
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    (Exact name of registrant as specified in its charter)


   Delaware                0-17264            20-2876380
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(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)

   350 Fifth Avenue, Suite 1103, New York, N.Y.          10118
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    (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code  (212)563-4141
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01 Regulation FD Disclosure
-----------------------------------

     On November 20, 2008 (a) the Company issued a press release updating shareholders regarding the status of the proposed Omagine Project in Oman and (b) the Company's investor relations firm posted a reply to a question on the shareholder discussion forum of the Company's IR hub, www.agoracom.com/IR/Omagine.


Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

     (c)  Exhibits.


    EX 99-A     A copy of the press release dated November 20,
2008 is filed as an exhibit hereto.

    EX 99-B     A copy of the shareholder question and answer
posted by the Company's investor relations firm is filed as an exhibit hereto.


                           SIGNATURES
                           ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 20, 2008

                                      Omagine, Inc.
                              ---------------------------------
                                      (Registrant)


                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer